SCHEDULE 14A
(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant [ ]

Filed by a party other than the registrant [X]

Check the appropriate box:

[  ]     Preliminary proxy statement.

[  ]     Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).

[  ]     Definitive proxy statement.

[X]     Definitive additional materials.

[  ]     Soliciting material under Rule 14a-12.

PRUDENTIAL BANCORP, INC. OF PENNSYLVANIA

(Name of Registrant as Specified in its Charter)

THE STILWELL GROUP

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

[X]     No fee required.

[  ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(5)	Total fee paid:

[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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    (2)        Form, Schedule or Registration Statement No.:

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The Stilwell Group
26 Broadway, 23rd Floor
New York, New York 10004
Phone: (212) 269-5800
Facsimile: (212) 269-2675
Email: PBIPshareholders@yahoo.com

January 10, 2006

Dear Fellow Shareholder:

I have been a professional money manager for the past twelve years; during the prior ten years, I worked at two Wall Street firms (at one of which I was a general partner). I have sought a board seat at the Company to help increase the value of our investment in PBIP. The board has said they don’t want me to join them. I have met in person with Company management twice and these were their objections.

The first reason they gave for not wanting me to join the board was that I might have short term interests. To allay their concern, I publicly stated in my filing with the SEC that the Group intends to hold its stake indefinitely. (Incidentally, no other director has made the same commitment.)

The second reason they gave was that I might push to sell the Company or have it ‘second step’. Yet here I reassured them that I will focus on capital allocation without advocating a ‘second step’ or a sale for at least the next five years. Additionally, they will hold six votes to my one. This objection rings hollow to me as well.

Surprisingly, when a directorship recently opened through a death, they appointed two new directors—one of whom owns a mere 100 shares. The other owns not a single share. Neither man has experience on a public company’s board, let alone any experience with capital allocation at a public company. The new directors also have very similar backgrounds to the existing directors and do not bring any significant new experience to the Company.

So I ask: Why does the board not want me, a professional money manager and their largest public shareholder, to join them? Are they afraid to have someone from outside their parochial club work with them? Do they realize that they are no longer a mutual? Why are they unwilling to let someone with Wall Street financial and investment experience on their board?

Funds that I manage own 1,147,100 shares of the Company. This amount is 100 times more than the average holding of the current directors. Do you think I will work harder for your interests, or do you think they will?

We urge you to WITHHOLD your vote from the election of directors, which is Proposal 1 on the enclosed proxy card, by marking the box “WITHHOLD.” If you receive a card from the Company, THROW IT IN THE GARBAGE.

Sincerely,

/s/ Joseph Stilwell
Joseph Stilwell On behalf of the Stilwell Group: STILWELL VALUE PARTNERS I, L.P. STILWELL PARTNERS, L.P. STILWELL VALUE LLC

On December 28, 2005, the Stilwell Group (the “Group”) filed with the Securities and Exchange Commission (the “Commission”) a definitive proxy statement in connection with the 2006 annual meeting of stockholders of Prudential Bancorp, Inc. of Pennsylvania (“Prudential Bancorp”). Copies of the definitive proxy statement were mailed to stockholders on or about December 28, 2005. Investors and security holders are urged to read the Group’s definitive proxy statement and additional definitive soliciting material because they contain important information. Investors and security holders may obtain a free copy of the definitive proxy statement and other documents filed by the Group with the Commission at the Commission’s website at www.sec.gov. The definitive proxy statement and these other documents may also be obtained for free by writing to Mr. Joseph Stilwell at 26 Broadway, 23rd Floor, New York, New York 10004, or by contacting D.F. King & Co. at 800-659-6590.

P R O X Y

THIS PROXY IS SOLICITED BY THE STILWELL GROUP IN OPPOSITION TO THE
BOARD OF DIRECTORS OF PRUDENTIAL BANCORP, INC. OF PENNSYLVANIA

2006 ANNUAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Joseph Stilwell and Richard Grubaugh, or either of them, as proxies with full power of substitution, to vote in the name of and as proxies for the undersigned at the 2006 Annual Meeting of Shareholders of Prudential Bancorp, Inc. of Pennsylvania (the “Company”), and at any adjournment(s) or postponement(s) thereof, according to the number of votes that the undersigned would be entitled to cast if personally present, as directed below. If no direction is made, the persons named on this GREEN proxy card will vote your shares to WITHHOLD authority to vote for all nominees for director and FOR Proposal 2 to ratify the appointment of Deloitte & Touche LLP as independent auditors for fiscal 2006.

1. ELECTION OF DIRECTORS

Company Nominees	FOR	WITHHOLD

Write below the names of any Company nominees for whom authority to vote is withheld:

_________________________________________________________________________

Note: Refer to the proxy statement and form of proxy to be distributed by the Company for the names, background, qualification, and other information concerning the Company's nominees.

2. RATIFICATION OF APPOINTMENT OF DELOITTE & TOUCHE LLP as independent auditors for fiscal 2006.

FOR	AGAINST	ABSTAIN

IMPORTANT: PLEASE SIGN AND DATE ON THE REVERSE SIDE

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned Shareholder. Unless otherwise specified, this proxy will be voted to WITHHOLD authority to vote for all nominees named in Proposal 1 and FOR Proposal 2. This proxy revokes all prior proxies given by the undersigned.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournments or postponements thereof, as provided in the proxy statement provided herewith. The proxies may exercise discretionary authority only as to matters unknown to the Stilwell Group a reasonable time before soliciting this Proxy.

Dated: ____________________________________________
__________________________________________________
(Signature)
__________________________________________________
(Signature, if jointly held)
Title (if applicable): ___________________________________

Please sign exactly as your name appears hereon or on your proxy card previously sent to you by the Company. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporation name by the President or other duly authorized officer. If a partnership, please sign in partnership name by authorized person. This proxy card votes all shares held in all capacities.

PLEASE SIGN, DATE, AND MAIL THIS PROXY CARD TODAY.